EXHIBIT 10.1

THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF SECTION 3(A)(9) OF THE SECURITIES ACT OF 1933, AS AMENDED.

NOTE EXCHANGE AND WARRANT PURCHASE AGREEMENT

THIS NOTE EXCHANGE AND WARRANT PURCHASE AGREEMENT (this “Agreement”), dated as of June 23, 2025 (the “Execution Date”), is entered into by and between JAGUAR HEALTH, INC., a Delaware corporation, (the “Company”), and the purchaser identified on the signature pages hereto (including its successors and assigns, the “Participating Buyer”).

WHEREAS, the Company and the Participating Buyer have agreed to modify the terms of the 6% convertible promissory note that was issued by the Company on March 31, 2025 to the Participating Buyer (the “Original Note”) pursuant to that certain Securities Purchase Agreement, dated as of March 26, 2025, by and between the Company and the buyers named therein (the “Original Agreement”), including, among other things, extending the maturity date of the Original Note.

WHEREAS, as consideration for the aforementioned modifications, the Company agrees to issue to the Participating Buyer an additional warrant (the “New Warrant”) to acquire shares of Common Stock of the Company, at an exercise price as set forth therein (the “New Warrant Shares”) on the terms and conditions as hereinafter set forth.

WHEREAS, this Agreement is one of a series of note exchange and warrant purchase agreements (the “Other Exchange Agreements”) entered into by the Company on or around the date hereof with other holders (the “Other Participating Buyers”) of 6% convertible promissory notes (the “Other Original Notes”) of the Company that are on terms similar to the Original Note, pursuant to which such Other Participating Buyers will exchange such Other Original Notes for Replacement Notes (as defined herein) and New Warrants on terms substantially similar hereto (collectively, the “Other Replacement Securities).

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Original Agreement.

“Replacement Conversion Shares” shall mean the shares of Common Stock issuable upon conversion of the Replacement Note in accordance with their terms.

“Additional Effective Date” means the earliest of the date that (a) the Additional Registration Statement has been declared effective by the SEC, (b) all of the Replacement Conversion Shares and New Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (c) following the one year anniversary of the Exchange Closing Date provided that a holder of the Replacement Conversion Shares or New Warrant Shares is not an Affiliate of the Company or (d) all of the Replacement Conversion Shares and New Warrant Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions and counsel to the Company has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Replacement Conversion Shares or New Warrant Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Additional Securities” shall mean, collectively, the Replacement Conversion Shares, the New Warrant, and the New Warrant Shares.

“Exchange Transaction Documents” shall mean this Agreement, the Replacement Note, the New Warrant, and all schedules and exhibits hereto and thereto.

2.	Note Exchange and Warrant Purchase.

(a)	Note Exchange and Warrant Purchase. Subject to the terms and conditions of this Agreement, Company agrees to:

(i)

extend the Maturity Date of the Original Note in such principal amount as set forth on the Participating Buyer’s signature page hereto by exchanging the Original Note for a replacement note in the form and substance attached hereto as Exhibit A (the “Replacement Note”), with certain modifications to the terms of the Original Note as set forth in the Replacement Note; and

(ii)

issue to the Participating Buyer the New Warrant to purchase up to a number of shares of Common Stock equal to 200% of the number of shares of Common Stock issuable upon full conversion of the principal amount of the Replacement Note and in form and substance attached hereto as Exhibit B at the Exchange Closing (as defined below).

(b)

Exchange Closing. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 7 and Section 8 below, the consummation of the transactions contemplated herein (the “Exchange Closing”) shall take place at 5:00 P.M., Eastern Standard Time on or about June 23, 2025, or such other mutually agreed upon time, at such location as may be agreed to by the parties. Participating Buyer shall deliver its Original Note to the Company and all debt evidenced by the Original Note shall thereafter be reflected in the Replacement Note to be issued immediately at the Exchange Closing.

3.	REPRESENTATIONS AND WARRANTIES OF THE PARTICIPATING BUYER. The Participating Buyer represents and warrants to the Company that:

(a)

Investment Purpose. As of the Execution Date, the Participating Buyer is purchasing the Additional Securities for its own account for investment only and not with a view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(b)

Reliance on Exemptions. The Participating Buyer understands that the Additional Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Participating Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Participating Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Participating Buyer to acquire the Additional Securities.

(c)

Information. Participating Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Additional Securities which have been requested by such Participating Buyer or its advisors. Participating Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, except for information relating to the transactions described herein, the Company has not disclosed to Participating Buyer any material nonpublic information. Neither such inquiries nor any other due diligence investigation conducted by Participating Buyer or any of its advisors or representatives shall modify, amend or affect Participating Buyer’s right to rely on the Company’s representations and warranties contained in Section 4 below. Participating Buyer understands that its investment in the Additional Securities involves a significant degree of risk, including the risk of loss of Participating Buyer’s entire investment. Participating Buyer is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

(d)

Governmental Review. Participating Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Additional Securities or the fairness or suitability of the investment in the Additional Securities nor have such authorities passed upon or endorsed the merits of the offering of the Additional Securities.

(e)

Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Participating Buyer, and this Agreement constitutes a valid and binding agreement of the Participating Buyer enforceable in accordance with its terms.

(f)

Accredited Investor Status. Participating Buyer is (i) an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3) (an “Accredited Investor”), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Additional Securities. Neither Participating Buyer nor any person or entity with whom Participating Buyer shares beneficial ownership of any Additional Securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) of Regulation D of the Securities Act.

(g)

Residency. The residency of the Participating Buyer (or, in the case of a partnership or a corporation, such entity’s principal place of business) is correctly set forth next to the Participating Buyer’s name on the signature pages attached hereto.

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Participating Buyer that:

(a)

Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is not in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)

Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Exchange Transaction Documents. The execution and delivery of this Agreement and the other Exchange Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its board of directors (the “Board”) is required. Each of this Agreement and the other Exchange Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c)

Capitalization. As of the Execution Date, the authorized capital stock of the Company is as set forth in the SEC Documents (as defined below). Except as set forth in the SEC Documents, the Company has not issued any capital stock other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Except as disclosed in the SEC Documents, no shares are reserved for issuance pursuant to the Company’s stock option plans, no shares are reserved for issuance pursuant to the terms of any Common Stock Equivalents (other than the Replacement Note , the New Warrant and Other Replacement Securities) exercisable for, or convertible into or exchangeable for shares of Common Stock and sufficient shares are reserved for issuance upon the conversion of the Replacement Note and the exercise of the New Warrant (as required by the Replacement Note and the New Warrant). All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. Except as disclosed in the SEC Documents, no shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in the SEC Documents, as of the Execution Date, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its

Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Additional Securities. The Company has filed in its SEC Documents true and correct copies of the Company’s Third Amended and Restated Certificate of Incorporation, as amended, as in effect on the Execution Date (“Certificate of Incorporation”), the Company’s Amended and Restated Bylaws, as amended, as in effect on the Execution Date (the “Bylaws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

(d)

Issuance of Shares. The Additional Securities are duly authorized and fully reserved for issuance and, upon conversion or exercise of the Additional Securities in accordance with their terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The Additional Securities shall not be subject to preemptive rights or other similar rights of stockholders of the Company (except to the extent already waived) and will not impose personal liability upon the holder thereof, other than restrictions on transfer provided for in the Exchange Transaction Documents and under the Securities Act.

(e)

No Conflicts. The execution, delivery and performance of this Agreement and the other Exchange Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Additional Securities) will not (a) result in a violation of the Company’s or any Subsidiary’s certificate or articles of incorporation, by-laws or other organizational or charter documents, (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, instrument or any “lock-up” or similar provision of any underwriting or similar agreement to which the Company or any Subsidiary is a party, or (c) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to issue the Additional Securities or to execute, deliver or perform any of its obligations under this Agreement or the other Exchange Transaction Documents (other than any SEC, FINRA or state securities filings that may be required to be made by the Company subsequent to Exchange Closing or any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Participating Buyer herein. The Company is not in violation of the listing requirements of the Nasdaq Capital Market (“Nasdaq”), and does not reasonably anticipate that the Common Stock will be delisted by Nasdaq in the foreseeable future. Except as set forth in the SEC Documents, the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

(f)

Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 4, and in addition to any other remedies available to the Participating Buyer pursuant to this Agreement, it will be considered an Event of Default under Section 2.3 of the Replacement Note.

(g)

Investment Company Status. The Company is not, and upon consummation of the sale of the Additional Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(h)

Transfer Taxes. On the Exchange Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Additional Securities to be sold to the Participating Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(i)

Exempt Issuance. Assuming the accuracy of the Participating Buyer’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Additional Securities by the Company to the Participating Buyer as contemplated hereby. The issuance and sale of the Additional Securities hereunder does not contravene the rules and regulations of the Trading Market.

(j)

No Commission Paid. Neither the Company nor any of its affiliates nor any Person acting on behalf of or for the benefit of any of the foregoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations of the SEC promulgated thereunder) for soliciting the exchange of the Original Note for the Replacement Note and the New Warrant.

5.	COVENANTS.

(a)	Best Efforts. The parties shall use their commercially reasonable best efforts to satisfy timely each of the conditions described in Sections 7 and 8 of this Agreement.

(b)

Listing. The Company shall work in good faith to secure the listing of the Replacement Conversion Shares and New Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Participating Buyer owns any of the Additional Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Replacement Conversion Shares and New Warrant Shares from time to time issuable upon conversion of the Replacement Note and exercise of the New Warrant. The Company will obtain and, so long as the Participating Buyer owns any of the Additional Securities, maintain the listing and trading of its Common Stock on

Nasdaq, any equivalent replacement exchange, the New York Stock Exchange (“NYSE”), the NYSE American or the OTCQB or OTCQX market places of the OTC Markets and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable.

(c)

Corporate Existence. So long as the Participating Buyer beneficially owns the Replacement Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith.

(d)

Failure to Comply with the Exchange Act. So long as the Participating Buyer beneficially owns the Replacement Note and/or the New Warrant, the Company shall comply with the reporting requirements of the Exchange Act; and the Company shall continue to be subject to the reporting requirements of the Exchange Act.

(e)

Breach of Covenants. If the Company materially breaches any of the covenants set forth in this Section 5, such breach continues uncured for a period of at least five (5) Business Days and such breach would reasonably be expected to have a Material Adverse Effect, then in addition to any other remedies available to the Participating Buyer pursuant to this Agreement, it will be considered an event of default under Section 2.2 of the Replacement Note.

(f)

Reservation of Shares. The Company covenants that while the Replacement Note and the New Warrant remain outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Replacement Conversion Shares and New Warrant Shares.

(g)

Indemnification of Participating Buyer. Subject to the provisions of this Section 5(g), the Company will indemnify and hold Participating Buyer and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls Participating Buyer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Participating Buyer Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Participating Buyer Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Exchange Transaction Documents or (b) any action instituted against the Participating Buyer Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Participating Buyer Party, with respect to any of the transactions contemplated by the Exchange Transaction Documents (unless such action is solely based upon a material breach of such Participating Buyer Party’s representations, warranties or covenants under the Exchange Transaction Documents or any agreements or understandings such Participating Buyer

Party may have with any such stockholder or any violations by such Participating Buyer Party of state or federal securities laws or any conduct by such Participating Buyer Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct. If any action shall be brought against any Participating Buyer Party in respect of which indemnity may be sought pursuant to this Agreement, such Participating Buyer Party shall promptly notify the Company in writing, and, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Participating Buyer Party. Any Participating Buyer Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Participating Buyer Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel a material conflict on any material issue between the position of the Company and the position of such Participating Buyer Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Participating Buyer Party under this Agreement (y) for any settlement by a Participating Buyer Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Participating Buyer Party’s breach of any of the representations made by a Participating Buyer Party in this Agreement or the other Exchange Transaction Documents. The indemnification required by this Section 5(g) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Participating Buyer Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

(h)	Furnishing of Information; Public Information.

(i)

Until the earlier of the time that (i) the Participating Buyer does not own any Additional Securities or (ii) the New Warrant has expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(ii)

At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Additional Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144 (i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Participating Buyer’s other available remedies, the Company shall pay to the Participating Buyer, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Additional Securities, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of the Participating Buyer’s

Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Participating Buyer to transfer the Replacement Conversion Shares and New Warrant Shares pursuant to Rule 144. The payments to which the Participating Buyer shall be entitled pursuant to this Section 5(h)(ii) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit the Participating Buyer’s right to pursue actual damages for the Public Information Failure, and the Participating Buyer shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(i)

Certain Transactions and Confidentiality. The Participating Buyer covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are publicly announced by the Company. The Participating Buyer covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, the Participating Buyer will maintain the confidentiality of the existence and terms of this transaction (other than as disclosed to its legal and other representatives).

(j)

Conversion and Exercise Procedures. Each of the form of Exercise Notice included in the New Warrant and the form of Holder Conversion Notice included in the Replacement Note set forth the totality of the procedures required of the Participating Buyer in order to exercise the New Warrant or convert the Replacement Note. Without limiting the preceding sentences, no ink-original Exercise Notice or Holder Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice or Holder Conversion Notice form be required in order to exercise the New Warrant or convert the Replacement Note. No additional legal opinion, other information or instructions shall be required of the Participating Buyer to exercise the New Warrant or convert the Replacement Note. The Company shall honor exercises of the New Warrant and conversions of the Replacement Note and shall deliver New Warrant Shares and Replacement Conversion Shares in accordance with the terms, conditions and time periods set forth in the Exchange Transaction Documents.

(k)

Transfer or Re-sale. The parties agree that (i) the sale or re-sale of the Additional Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Additional Securities may not be transferred unless (a) the Additional Securities are sold pursuant to an effective registration statement under the Securities Act, (b) Participating Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Additional Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Additional Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of Participating Buyer who agrees to sell or otherwise transfer the Additional Securities only in accordance with this Section 5(k) and who is an Accredited Investor, (d) the Additional Securities are sold pursuant to Rule 144, or (e) the Additional Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), and Participating Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions; (ii) any sale of such Additional Securities made in reliance on Rule 144 may be made only in accordance with the terms of said rule and further, if said rule is not applicable, any re-sale of such Additional Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Additional Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Additional Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(l)

Legends. The parties agree that the Replacement Note and New Warrant and, until such time as the Replacement Conversion Shares and the New Warrant Shares have been registered under the Securities Act, the Replacement Conversion Shares and the New Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Additional Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE OR CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Additional Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Additional Security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, (b) following any sale of such New Warrant Shares pursuant to Rule 144 (assuming cashless exercise of the New Warrant), or (c) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent or the Participating Buyer if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by the Participating Buyer, respectively. The Participating Buyer agrees to sell all Additional Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. The Company agrees that at such time as such legend is no longer required under this Section 5(l), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by the Participating Buyer to the Company or the Transfer Agent of a certificate representing Replacement Conversion Shares or New Warrant Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to the Participating Buyer a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5(l). Certificates for Replacement Conversion Shares or New Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Participating Buyer by crediting the account of the Participating Buyer’s prime broker with the Depository Trust Company System as directed by the Participating Buyer. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Replacement Conversion Shares or New Warrant Shares, as applicable, issued with a restrictive legend.

In addition to the Participating Buyer’s other available remedies, the Company shall pay to the Participating Buyer, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Replacement Conversion Shares or New Warrant Shares (based on the VWAP of the Common Stock on the date such Additional Securities are submitted to the Transfer Agent) as applicable, delivered for removal of the restrictive legend and subject to Section 5(l), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after the Legend Removal Date) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to the Participating Buyer by the Legend Removal Date a certificate representing the Additional Securities so delivered to the Company by the Participating Buyer that is free from all restrictive and other legends and (b) if after the Legend Removal Date the Participating Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Participating Buyer of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that the Participating Buyer anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of the Participating Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Replacement Conversion Shares or New Warrant Shares, as applicable, that the Company was required to deliver to the Participating Buyer by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Participating Buyer to the Company of the applicable Replacement Conversion Shares or New Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this paragraph.

The Company acknowledges and agrees that the Participating Buyer may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Additional Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, the Participating Buyer may transfer pledged or secured Additional Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Participating Buyer’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of the Additional Securities may reasonably request in connection with a pledge or transfer of the Additional Securities, including, if the Additional Securities are subject to registration pursuant to this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders (as identified in the applicable registration statement) thereunder.

In connection with any transfer of Additional Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Participating Buyer or in connection with a pledge as contemplated in the preceding paragraph, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Additional Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of the Participating Buyer under this Agreement.

(m)

Registration Statement. As soon as reasonably practicable (and in any event within 30 calendar days of the date of this Agreement), the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible; the “Additional Registration Statement”) providing for the resale by the Participating Buyer of (i) the Replacement Conversion Shares issued and issuable upon conversion of the Replacement Note and (ii) the New Warrant Shares issued and issuable upon exercise of the New Warrant. The Company shall use commercially reasonable efforts to cause such registration statement to become effective no later than three (3) business days after the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be reviewed or will not be subject to further review.

6.

Transfer Agent Instructions. Prior to registration of the Replacement Conversion Shares and New Warrant Shares under the Securities Act or the date on which the Replacement Conversion Shares and New Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of Additional Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 5(l) of this Agreement.

7.

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO CLOSE. The obligation of the Company hereunder to issue and sell the Replacement Note and the New Warrant to the Participating Buyer at the Exchange Closing is subject to the satisfaction, at or before the Exchange Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)	Participating Buyer shall have executed this Agreement and delivered the same to the Company.

(b)	Participating Buyer shall have delivered its Original Note to the Company.

(c)

The representations and warranties of the Participating Buyer shall be true and correct in all material respects as of the date when made and as of the Exchange Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Participating Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Participating Buyer at or prior to the Exchange Closing Date.

8.

CONDITIONS PRECEDENT TO THE PARTICIPATING BUYER’S OBLIGATION TO CLOSE. The obligations of the Participating Buyer hereunder to exchange the Original Note for the Replacement Note and acquire the New Warrant at the Exchange Closing is subject to the satisfaction, at or before the Exchange Closing Date, of each of the following conditions, provided that these conditions are for the Participating Buyer’ sole benefit and may be waived by the Participating Buyer at any time in its sole discretion:

(a)	The Company shall have executed this Agreement and delivered the same to the Participating Buyer.

(b)	The Company shall have delivered to Participating Buyer the duly executed Replacement Note registered in the name of the Participating Buyer.

(c)

The Company shall have delivered to Participating Buyer the duly executed New Warrant registered in the name of the Participating Buyer, with an exercise price equal to $2.70, subject to adjustment therein.

(d)

The Replacement Conversion Shares and New Warrant Shares shall have been authorized for trading and quotation on Nasdaq and trading in the Common Stock on Nasdaq shall not have been suspended by the SEC or Nasdaq.

(e)

The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Exchange Closing Date as though made at such time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Exchange Closing Date.

9.

TERMINATION. This Agreement may be terminated by the Participating Buyer by written notice to the Company, if the Exchange Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof, provided, however, that no such termination will affect the right of any party to sue for any breach by the other party.

10.	GOVERNING LAW; MISCELLANEOUS.

(a)

Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflicts of law (whether of the State of New York or any other jurisdiction). Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Exchange Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Exchange Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(b)

Counterparts; Signatures by Electronic Mail. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by electronic mail transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c)	Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(d)

Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(e)

Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Participating Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.

(f)

Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or e-mail as a PDF, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by e-mail at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

If to the Company, to:

JAGUAR HEALTH, INC.

200 Pine Street, Suite 400

San Francisco, California 94104

Attention: Lisa A. Conte, CEO

E-mail: lconte@jaguar.health

With a copy (which shall not constitute notice) to:

Reed Smith LLP

1841 Page Mill Road, Suite 110

Palo Alto, CA 94304

E-mail: DReinke@reedsmith.com

Attention: Donald Reinke, Esq.

If to the Participating Buyer, to such Buyer’s mailing address or email address set forth on the signature pages attached to the Original Agreement.

Either party hereto may from time to time change its address or e-mail for notices under this Section 10(f) by giving at least three (3) business days’ prior written notice of such changed address to the other party hereto.

(g)

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Participating Buyer (other than by merger). The Participating Buyer may assign any or all of its rights under this Agreement to any Person to whom the Participating Buyer assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Exchange Transaction Documents.

(h)

Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Exchange Closing hereunder. The Company agrees to indemnify and hold harmless the Participating Buyer and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

(i)

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)

No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(k)	Remedies.

(i)

The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Participating Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Participating Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

(ii)

In addition to any other remedy provided herein or in any document executed in connection herewith, the non-prevailing party shall pay the prevailing party for all costs, fees and expenses in connection with any arbitration, litigation, contest, dispute, suit or any other action to enforce any rights of the Participating Buyer against the Company in connection herewith, including, but not limited to, costs and expenses and attorneys’ fees, and costs and time charges of counsel to such Participating Buyer. Further, the non-prevailing party agrees to save and hold the prevailing party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

(l)

WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

** signature page follows **

IN WITNESS WHEREOF, the Participating Buyer and the Company have caused their respective signature pages to this Agreement to be duly executed as of the Execution Date.

COMPANY:

JAGUAR HEALTH, INC.

By:
Name: Lisa A. Conte
Title: President and CEO

[Jaguar Health, Inc. – NOTE EXCHANGE AND WARRANT PURCHASE AGREEMENT]

[PARTICIPATING BUYER SIGNATURE PAGES TO

JAGX NOTE EXCHANGE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Participating Buyer:

Signature of Authorized Signatory of Participating Buyer:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Residency of Buyer (for entity, please provide the principal place of business):

Principal Amount of the Replacement Note:

New Warrant Shares:           Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

EXHIBITS

Exhibit A  Form of Replacement Note

Exhibit B  Form of New Warrant